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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 16, 2000



                          DEALER AUTO RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)



         Delaware                        333-32802              36-4347972
(State of other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



 230 West Monroe Street
 Chicago, Illinois                                      60606
 (Address of principal executive offices)             (Zip Code)



(312) 456-1250
(Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name of former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

          Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and amount the Trust, Dealer Auto Receivables Corp., the Servicer and The Bank of New York as an Exhibit under Item 7(c).



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements:                   None.

          (b) Pro Forma Financial Information:        None.

          (c) Exhibits:

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          EXHIBIT NO.             DOCUMENT
          ----------              --------
          10.1                    Monthly Report dated as of October 16, 2000
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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEALER AUTO RECEIVABLES CORP.

                                             By: /s/ William J. Sparer
                                                ------------------------------
                                                Secretary and Vice President


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